Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Dennis Secor, Interim Chief Financial Officer of Guess?, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
•the Annual Report on Form 10-K of the Company for the period ended February 1, 2025, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 11, 2025	By:	/s/ DENNIS SECOR
Dennis Secor Interim Chief Financial Officer